SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                March 2, 2004
                                -------------
                                Date of Report
                       (Date of Earliest Event Reported)

                            FORMULA FOOTWEAR, INC.
                            ----------------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                     002-98748-D                 33-0317292
      ----                     -----------                 ----------
 (State or other           (Commission File No.)       (IRS Employer I.D. No.)
  Jurisdiction)

                       4685 South Highland Drive, #202
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                                (801) 278-9424
                                --------------
                        Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

       (c) Exhibits.

       Exhibit No.                   Exhibit Description
       -----------                   -------------------
          99.1                       Press Release

       * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

       See Exhibit 99.1, Press Release dated March 2, 2004, a copy of which is
attached   hereto and incorporated herein by reference.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FORMULA FOOTWEAR, INC.


  Date: March 2, 2004                     /s/ Stephen R. Fry
        -------------                     --------------------------
                                          Stephen R. Fry
                                          Director and President